UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2005

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-51208                 20-2659598
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                          11201
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition
                ---------------------------------------------

     On November 1, 2005, Brooklyn Federal Bancorp, Inc. (the "Registrant") issued a press release announcing the operating results for the fourth quarter and fiscal year ended September 30, 2005. The Registrant is the holding company for Brooklyn Federal Savings Bank.

     A press release is attached as Exhibit 99.1

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

(c)  Exhibits.

        Exhibit No.     Description
        -----------     -----------

           99.1         Press release dated November 1, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BROOKLYN FEDERAL BANCORP, INC.



DATE:  November 2, 2005               By:  /s/ Angelo J. Di Lorenzo
                                           -------------------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

        Exhibit No.     Description
        -----------     -----------

           99.1         Press release dated November 1, 2005